UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                       8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                  June 12, 2002
                                 DATE OF REPORT


                        AMERICAN COMMERCE SOLUTIONS, INC.
             (Exact name of registrant as specified in its Charter)


          DELAWARE                        33-98682                 05-0460102
(State or other jurisdiction        (Commission file no.)       (IRS Employer ID
     of incorporation)                                               Number)


                       1400 CHAMBER DR., BARTOW, FL 33830
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (863) 533-0326

ITEM 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

     (a) The auditing firm of Bella, Hermida, Gilman, Hancock and Mueller informed management on June 12, 2002 that their engagement with the Company had ceased.

     (b) The auditing firm of Pender Newkirk and Company has been engaged effective June 13, 2002 to provide reviews and audit for the current fiscal year ending February 28, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          16.1 Letter dated June 12, 2002 from Bella, Hermida, Gillman, Hancock & Mueller, Certified Public Accountants


Date: June 12, 2002                     By:   /s/ NORMAN J. BIRMINGHAM
                                              ---------------------------
                                              Norman J. Birmingham
                                              President